UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 16, 2004


                            BRANDPARTNERS GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     0-16530                13-3236325
(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
Incorporation or Organization)       File Number)          Identification No.)


    10 MAIN STREET, ROCHESTER, NH                                   03839
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (800) 732-3999


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C) Exhibits

Exhibit
Number                       Description

99.1 Press Release of BrandPartners Group, Inc. issued August 16, 2004 as to financial results for the second quarter ended June 30, 2004.



ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 16, 2004, we issued a press release announcing our financial results for the second quarter ended June 30, 2004. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2004                       BRANDPARTNERS GROUP, INC.


                                            By: /s/ JAMES F. BROOKS
                                                ---------------------

                                                James F. Brooks
                                                Chief Executive Officer


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